UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At American Equity Investment Life Holding Company’s (the “Company’s”) annual shareholder meeting on June 8, 2023, the Company's common shareholders:

1.re-elected four Company directors.
Nominee	For	Withheld	Broker Non-Votes	Total
Joyce A. Chapman	31,838,672	14,627,870	9,744,241	56,210,783
Michael E. Hayes	54,221,918	454,503	1,534,362	56,210,783
Robert L. Howe	51,124,598	3,482,216	1,603,969	56,210,783
William R. Kunkel	50,490,720	4,044,388	1,675,675	56,210,783

Ms. Chapman has agreed to serve only until the Company's 2025 annual shareholder meeting, and Mr. Howe and Mr. Kunkel have each agreed to serve only until the Company's 2024 annual shareholder meeting. The Company expects Mr. Hayes to serve for the entirety of the applicable 3-year term until the Company's 2026 annual shareholder meeting.

2.ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.
For	Against	Abstain	Broker Non-Votes	Total
56,114,919	61,291	34,573	—	56,210,783

3.declined to approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2023 Proxy Statement.
For	Against	Abstain	Broker Non-Votes	Total
5,986,556	47,955,223	745,185	1,523,819	56,210,783

4.voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s future named executive officers as disclosed in the Company's future proxy statements.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes	Total
48,853,551	66,521	5,612,087	154,805	1,523,819	56,210,783

5.approved the American Equity Investment Life Holding Company 2023 Equity Incentive Plan
For	Against	Abstain	Broker Non-Votes	Total
52,681,521	1,744,020	261,399	1,523,843	56,210,783

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: June 14, 2023	By:	/s/ Mark A. Schuman
Mark A. Schuman
Vice President and Associate General Counsel - Securities and Corporate Governance, and Assistant Secretary